                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

      i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

      ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

      iii. The Waiver will not apply to cash collateral for securities lending.

      For purposes of the paragraph above, the following terms shall have the following meanings:

      (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

      (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

      (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

   2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO     INVESCO BOND FUND
COUNSELOR SERIES TRUST)                 INVESCO CALIFORNIA VALUE MUNICIPAL
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS) INCOME TRUST
AIM FUNDS GROUP (INVESCO FUNDS GROUP)   INVESCO DYNAMIC CREDIT OPPORTUNITIES
AIM GROWTH SERIES (INVESCO GROWTH       FUND
SERIES)                                 INVESCO EXCHANGE FUND
AIM INTERNATIONAL MUTUAL FUNDS          INVESCO HIGH INCOME TRUST II
(INVESCO INTERNATIONAL MUTUAL FUNDS)    INVESCO MANAGEMENT TRUST
AIM INVESTMENT FUNDS (INVESCO           INVESCO MUNICIPAL INCOME OPPORTUNITIES
INVESTMENT FUNDS)                       TRUST
AIM INVESTMENT SECURITIES FUNDS         INVESCO MUNICIPAL OPPORTUNITY TRUST
(INVESCO INVESTMENT SECURITIES FUNDS)   INVESCO MUNICIPAL TRUST
AIM SECTOR FUNDS (INVESCO SECTOR FUNDS) INVESCO PENNSYLVANIA VALUE MUNICIPAL
AIM TAX-EXEMPT FUNDS (INVESCO           INCOME TRUST
TAX-EXEMPT FUNDS)                       INVESCO QUALITY MUNICIPAL INCOME TRUST
AIM TREASURER'S SERIES TRUST (INVESCO   INVESCO SECURITIES TRUST
TREASURER'S SERIES TRUST)               INVESCO SENIOR INCOME TRUST
AIM VARIABLE INSURANCE FUNDS (INVESCO   INVESCO TRUST FOR INVESTMENT GRADE
VARIABLE INSURANCE FUNDS)               MUNICIPALS
INVESCO ADVANTAGE MUNICIPAL INCOME      INVESCO TRUST FOR INVESTMENT GRADE NEW
TRUST II                                YORK MUNICIPALS
                                        INVESCO VALUE MUNICIPAL INCOME TRUST

       on behalf of the Funds listed
       in the Exhibit to this
       Memorandum of Agreement

       By:  /s/ John M. Zerr
            --------------------------
       Title: Senior Vice President

       INVESCO ADVISERS, INC.

       By:  /s/ John M. Zerr
            --------------------------
       Title: Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA

  AIM COUNSELOR
  SERIES TRUST
  (INVESCO COUNSELOR                                                EXPIRATION
  SERIES TRUST)               WAIVER DESCRIPTION     EFFECTIVE DATE    DATE
  ------------------       ------------------------  -------------- ----------
  Invesco Strategic Real      Invesco will waive
  Return Fund                advisory fees in an
                             amount equal to the
                           advisory fees earned on
                            underlying affiliated
                                 investments           4/30/2014    06/30/2017

  AIM INVESTMENT
  FUNDS (INVESCO                                                    EXPIRATION
  INVESTMENT FUNDS            WAIVER DESCRIPTION     EFFECTIVE DATE    DATE
  ----------------         ------------------------  -------------- ----------
  Invesco Global Targeted     Invesco will waive
  Returns Fund               advisory fees in an
                             amount equal to the
                           advisory fees earned on
                            underlying affiliated
                                 investments           12/17/2013   06/30/2017

  Invesco Strategic           Invesco will waive
  Income Fund                advisory fees in an
                             amount equal to the
                           advisory fees earned on
                            underlying affiliated
                                 investments            5/2/2014    06/30/2017

  Invesco Unconstrained       Invesco will waive
  Bond Fund                  advisory fees in an
                             amount equal to the
                           advisory fees earned on
                            underlying affiliated
                                 investments           10/14/2014   06/30/2017

  AIM TREASURER'S
  SERIES TRUST
  (INVESCO TREASURER'S                                              EXPIRATION
  SERIES TRUST)               WAIVER DESCRIPTION     EFFECTIVE DATE    DATE
  --------------------     ------------------------  -------------- ----------
  Premier Portfolio           Invesco will waive
                             advisory fees in the
                            amount of 0.07% of the
                           Fund's average daily net
                                    assets              2/1/2011    12/31/2016

  Premier U.S.                Invesco will waive
  Government Money           advisory fees in the
  Portfolio                 amount of 0.07% of the
                           Fund's average daily net
                                    assets              2/1/2011    12/31/2016

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

 PORTFOLIO                                     EFFECTIVE DATE   COMMITTED UNTIL
 ---------                                   ------------------ ---------------
 Invesco American Franchise Fund             February 12, 2010   June 30, 2017
 Invesco California Tax-Free Income Fund     February 12, 2010   June 30, 2017
 Invesco Core Plus Bond Fund                    June 2, 2009     June 30, 2017
 Invesco Equally-Weighted S&P 500 Fund       February 12, 2010   June 30, 2017
 Invesco Equity and Income Fund              February 12, 2010   June 30, 2017
 Invesco Floating Rate Fund                     July 1, 2007     June 30, 2017
 Invesco Global Real Estate Income Fund         July 1, 2007     June 30, 2017
 Invesco Growth and Income Fund              February 12, 2010   June 30, 2017
 Invesco Low Volatility Equity Yield Fund       July 1, 2007     June 30, 2017
 Invesco Pennsylvania Tax Free Income Fund   February 12, 2010   June 30, 2017
 Invesco S&P 500 Index Fund                  February 12, 2010   June 30, 2017
 Invesco Short Duration High Yield
   Municipal Fund                            September 30, 2015  June 30, 2017
 Invesco Small Cap Discovery Fund            February 12, 2010   June 30, 2017
 Invesco Strategic Real Return Fund            April 30, 2014    June 30, 2017

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

 PORTFOLIO                                     EFFECTIVE DATE   COMMITTED UNTIL
 ---------                                   ------------------ ---------------
 Invesco Charter Fund                           July 1, 2007     June 30, 2017
 Invesco Diversified Dividend Fund              July 1, 2007     June 30, 2017
 Invesco Summit Fund                            July 1, 2007     June 30, 2017

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

 FUND                                          EFFECTIVE DATE   COMMITTED UNTIL
 ----                                        ------------------ ---------------
 Invesco European Small Company Fund            July 1, 2007     June 30, 2017
 Invesco Global Core Equity Fund                July 1, 2007     June 30, 2017
 Invesco International Small Company Fund       July 1, 2007     June 30, 2017
 Invesco Small Cap Equity Fund                  July 1, 2007     June 30, 2017

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

 FUND                                          EFFECTIVE DATE   COMMITTED UNTIL
 ----                                        ------------------ ---------------
 Invesco Convertible Securities Fund         February 12, 2010   June 30, 2017
 Invesco Global Low Volatility Equity Yield
   Fund                                         July 1, 2007     June 30, 2017
 Invesco Mid Cap Core Equity Fund               July 1, 2007     June 30, 2017
 Invesco Small Cap Growth Fund                  July 1, 2007     June 30, 2017
 Invesco U.S. Mortgage Fund                  February 12, 2010   June 30, 2017

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                         ------------------ ---------------
Invesco Asia Pacific Growth Fund                July 1, 2007     June 30, 2017
Invesco European Growth Fund                    July 1, 2007     June 30, 2017
Invesco Global Growth Fund                      July 1, 2007     June 30, 2017
Invesco Global Opportunities Fund              August 3, 2012    June 30, 2017
Invesco Global Small & Mid Cap Growth Fund      July 1, 2007     June 30, 2017
Invesco International Companies Fund         December 21, 2015   June 30, 2017
Invesco International Core Equity Fund          July 1, 2007     June 30, 2017
Invesco International Growth Fund               July 1, 2007     June 30, 2017
Invesco Select Opportunities Fund              August 3, 2012    June 30, 2017

               AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                         ------------------ ---------------
Invesco All Cap Market Neutral Fund          December 17, 2013   June 30, 2017
Invesco Balanced-Risk Allocation Fund/1/        May 29, 2009     June 30, 2017
Invesco Balanced-Risk Commodity Strategy
  Fund/2/                                    November 29, 2010   June 30, 2017
Invesco Developing Markets Fund                 July 1, 2007     June 30, 2017
Invesco Emerging Markets Equity Fund            May 11, 2011     June 30, 2017
Invesco Emerging Market Local Currency Debt
  Fund                                         June 14, 2010     June 30, 2017
Invesco Endeavor Fund                           July 1, 2007     June 30, 2017
Invesco Global Health Care Fund                 July 1, 2007     June 30, 2017
Invesco Global Infrastructure Fund              May 2, 2014      June 30, 2017
Invesco Global Market Neutral Fund           December 17, 2013   June 30, 2017
Invesco Global Markets Strategy Fund/3/      September 25, 2012  June 30, 2017
Invesco Global Targeted Returns Fund/4/      December 17, 2013   June 30, 2017
Invesco Greater China Fund                      July 1, 2007     June 30, 2017
Invesco International Total Return Fund         July 1, 2007     June 30, 2017
Invesco Long/Short Equity Fund               December 17, 2013   June 30, 2017
Invesco Low Volatility Emerging Markets Fund December 17, 2013   June 30, 2017
Invesco Macro International Equity Fund      December 17, 2013   June 30, 2017
Invesco Macro Long/Short Fund                December 17, 2013   June 30, 2017
Invesco MLP Fund                              August 29, 2014    June 30, 2017
Invesco Pacific Growth Fund                  February 12, 2010   June 30, 2017
Invesco Premium Income Fund                  December 13, 2011   June 30, 2017
Invesco Select Companies Fund                   July 1, 2007     June 30, 2017
Invesco Strategic Income Fund                   May 2, 2014      June 30, 2017
Invesco Unconstrained Bond Fund               October 14, 2014   June 30, 2017

    AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                         ------------------ ---------------
Invesco Corporate Bond Fund                  February 12, 2010   June 30, 2017
Invesco Global Real Estate Fund                 July 1, 2007     June 30, 2017
Invesco High Yield Fund                         July 1, 2007     June 30, 2017
Invesco Limited Maturity Treasury Fund/5/       July 1, 2007     June 30, 2017
Invesco Money Market Fund                       July 1, 2007     June 30, 2017
Invesco Real Estate Fund                        July 1, 2007     June 30, 2017
Invesco Short Term Bond Fund                    July 1, 2007     June 30, 2017
Invesco U.S. Government Fund                    July 1, 2007     June 30, 2017
--------
1 Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity
   Fund I, Ltd. invests.
2 Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
3 Advisory fees to be waived by Invesco for Invesco Global Markets Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity
   Fund V, Ltd. invests.
4 Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity
   Fund VII, Ltd. invests.
5 Effective December 31, 2015, Invesco Limited Maturity Treasury Fund will change its name to Invesco Short Duration Inflation Protected Fund.

                                                               Sub-Item 77Q1(e)

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

 FUND                                          EFFECTIVE DATE   COMMITTED UNTIL
 ----                                         ----------------- ---------------
 Invesco American Value Fund                  February 12, 2010  June 30, 2017
 Invesco Comstock Fund                        February 12, 2010  June 30, 2017
 Invesco Energy Fund                            July 1, 2007     June 30, 2017
 Invesco Dividend Income Fund                   July 1, 2007     June 30, 2017
 Invesco Gold & Precious Metals Fund            July 1, 2007     June 30, 2017
 Invesco Mid Cap Growth Fund                  February 12, 2010  June 30, 2017
 Invesco Small Cap Value Fund                 February 12, 2010  June 30, 2017
 Invesco Technology Fund                        July 1, 2007     June 30, 2017
 Invesco Technology Sector Fund               February 12, 2010  June 30, 2017
 Invesco Value Opportunities Fund             February 12, 2010  June 30, 2017

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

 FUND                                          EFFECTIVE DATE   COMMITTED UNTIL
 ----                                         ----------------- ---------------
 Invesco High Yield Municipal Fund            February 12, 2010  June 30, 2017
 Invesco Intermediate Term Municipal Income
   Fund                                       February 12, 2010  June 30, 2017
 Invesco Municipal Income Fund                February 12, 2010  June 30, 2017
 Invesco New York Tax Free Income Fund        February 12, 2010  June 30, 2017
 Invesco Tax-Exempt Cash Fund                   July 1, 2007     June 30, 2017
 Invesco Limited Term Municipal Income Fund     July 1, 2007     June 30, 2017

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

 FUND                                          EFFECTIVE DATE   COMMITTED UNTIL
 ----                                         ----------------- ---------------
 Invesco V.I. American Franchise Fund         February 12, 2010  June 30, 2017
 Invesco V.I. American Value Fund             February 12, 2010  June 30, 2017
 Invesco V.I. Balanced-Risk Allocation
   Fund/5/                                    December 22, 2010  June 30, 2017
 Invesco V.I. Comstock Fund                   February 12, 2010  June 30, 2017
 Invesco V.I. Core Equity Fund                  July 1, 2007     June 30, 2017
 Invesco V.I. Core Plus Bond Fund              April 30, 2015    June 30, 2017
 Invesco V.I. Diversified Dividend Fund       February 12, 2010  June 30, 2017
 Invesco V.I. Equally-Weighted S&P 500 Fund   February 12, 2010  June 30, 2017
 Invesco V.I. Equity and Income Fund          February 12, 2010  June 30, 2017
 Invesco V.I. Global Core Equity Fund         February 12, 2010  June 30, 2017
 Invesco V.I. Global Health Care Fund           July 1, 2007     June 30, 2017
 Invesco V.I. Global Real Estate Fund           July 1, 2007     June 30, 2017
 Invesco V.I. Government Securities Fund        July 1, 2007     June 30, 2017
 Invesco V.I. Growth and Income Fund          February 12, 2010  June 30, 2017
 Invesco V.I. High Yield Fund                   July 1, 2007     June 30, 2017
 Invesco V.I. International Growth Fund         July 1, 2007     June 30, 2017
 Invesco V.I. Managed Volatility Fund           July 1, 2007     June 30, 2017
 Invesco V.I. Mid Cap Core Equity Fund          July 1, 2007     June 30, 2017
 Invesco V.I. Mid Cap Growth Fund             February 12, 2010  June 30, 2017
 Invesco V.I. Money Market Fund                 July 1, 2007     June 30, 2017
 Invesco V.I. S&P 500 Index Fund              February 12, 2010  June 30, 2017
 Invesco V.I. Small Cap Equity Fund             July 1, 2007     June 30, 2017
 Invesco V.I. Technology Fund                   July 1, 2007     June 30, 2017
 Invesco V.I. Value Opportunities Fund          July 1, 2007     June 30, 2017

/5/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                             INVESCO EXCHANGE FUND

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                         ------------------ ---------------
Invesco Exchange Fund                        September 30, 2015  June 30, 2017

                           INVESCO SECURITIES TRUST

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                         ------------------ ---------------
Invesco Balanced-Risk Aggressive Allocation
  Fund                                        January 16, 2013   June 30, 2017

                           INVESCO MANAGEMENT TRUST

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                         ------------------ ---------------
Invesco Conservative Income Fund                July 1, 2014     June 30, 2017

                               CLOSED-END FUNDS

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                         ------------------ ---------------
Invesco Advantage Municipal Income Trust II     May 15, 2012     June 30, 2017
Invesco Bond Fund                             August 26, 2015    June 30, 2017
Invesco California Value Municipal Income
  Trust                                         May 15, 2012     June 30, 2017
Invesco Dynamic Credit Opportunities Fund       May 15, 2012     June 30, 2017
Invesco High Income Trust II                    May 15, 2012     June 30, 2017
Invesco Municipal Income Opportunities Trust  August 26, 2015    June 30, 2017
Invesco Municipal Opportunity Trust             May 15, 2012     June 30, 2017
Invesco Municipal Trust                         May 15, 2012     June 30, 2017
Invesco Pennsylvania Value Municipal Income
  Trust                                         May 15, 2012     June 30, 2017
Invesco Quality Municipal Income Trust        August 26, 2015    June 30, 2017
Invesco Senior Income Trust                     May 15, 2012     June 30, 2017
Invesco Trust for Investment Grade
  Municipals                                    May 15, 2012     June 30, 2017
Invesco Trust for Investment Grade New York
  Municipals                                    May 15, 2012     June 30, 2017
Invesco Value Municipal Income Trust            June 1, 2010     June 30, 2017

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco California Value Municipal Trust, Invesco Management Trust, Invesco Municipal Opportunity Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Trust for Investment Grade New York Municipals and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A - D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST
       INVESCO MANAGEMENT TRUST
       INVESCO MUNICIPAL OPPORTUNITY TRUST
       INVESCO QUALITY MUNICIPAL INCOME TRUST
       INVESCO SECURITIES TRUST
       INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
       SHORT-TERM INVESTMENTS TRUST
       on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

       By:  /s/ John M. Zerr
            --------------------------
       Title: Senior Vice President

       INVESCO ADVISERS, INC.

       By:  /s/ John M. Zerr
            --------------------------
       Title: Senior Vice President

                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                     ------------ ---------- ------------------ -----------------
Invesco American Franchise Fund
   Class A Shares                        Contractual     2.00%      July 1, 2013      June 30, 2016
   Class B Shares                        Contractual     2.75%      July 1, 2013      June 30, 2016
   Class C Shares                        Contractual     2.75%      July 1, 2013      June 30, 2016
   Class R Shares                        Contractual     2.25%      July 1, 2013      June 30, 2016
   Class R5 Shares                       Contractual     1.75%      July 1, 2013      June 30, 2016
   Class R6 Shares                       Contractual     1.75%      July 1, 2013      June 30, 2016
   Class Y Shares                        Contractual     1.75%      July 1, 2013      June 30, 2016

Invesco California Tax-Free Income Fund
   Class A Shares                        Contractual     1.50%      July 1, 2012      June 30, 2016
   Class B Shares                        Contractual     2.00%      July 1, 2012      June 30, 2016
   Class C Shares                        Contractual     2.00%      July 1, 2012      June 30, 2016
   Class Y Shares                        Contractual     1.25%      July 1, 2012      June 30, 2016

Invesco Core Plus Bond Fund
   Class A Shares                        Contractual     0.86%    January 1, 2015   December 31, 2016
   Class B Shares                        Contractual     1.61%    January 1, 2015   December 31, 2016
   Class C Shares                        Contractual     1.61%    January 1, 2015   December 31, 2016
   Class R Shares                        Contractual     1.11%    January 1, 2015   December 31, 2016
   Class R5 Shares                       Contractual     0.61%    January 1, 2015   December 31, 2016
   Class R6 Shares                       Contractual     0.61%    January 1, 2015   December 31, 2016
   Class Y Shares                        Contractual     0.61%    January 1, 2015   December 31, 2016

Invesco Equally-Weighted S&P 500 Fund
   Class A Shares                        Contractual     2.00%      July 1, 2012      June 30, 2016
   Class B Shares                        Contractual     2.75%      July 1, 2012      June 30, 2016
   Class C Shares                        Contractual     2.75%      July 1, 2012      June 30, 2016
   Class R Shares                        Contractual     2.25%      July 1, 2012      June 30, 2016
   Class R6 Shares                       Contractual     1.75%   September 24, 2012   June 30, 2016
   Class Y Shares                        Contractual     1.75%      July 1, 2012      June 30, 2016

Invesco Equity and Income Fund
   Class A Shares                        Contractual     1.50%      July 1, 2012      June 30, 2016
   Class B Shares                        Contractual     2.25%      July 1, 2012      June 30, 2016
   Class C Shares                        Contractual     2.25%      July 1, 2012      June 30, 2016
   Class R Shares                        Contractual     1.75%      July 1, 2012      June 30, 2016
   Class R5 Shares                       Contractual     1.25%      July 1, 2012      June 30, 2016
   Class R6 Shares                       Contractual     1.25%   September 24, 2012   June 30, 2016
   Class Y Shares                        Contractual     1.25%      July 1, 2012      June 30, 2016

Invesco Floating Rate Fund
   Class A Shares                        Contractual     1.50%     April 14, 2006     June 30, 2016
   Class C Shares                        Contractual     2.00%     April 14, 2006     June 30, 2016
   Class R Shares                        Contractual     1.75%     April 14, 2006     June 30, 2016
   Class R5 Shares                       Contractual     1.25%     April 14, 2006     June 30, 2016
   Class R6 Shares                       Contractual     1.25%   September 24, 2012   June 30, 2016
   Class Y Shares                        Contractual     1.25%    October 3, 2008     June 30, 2016

Invesco Global Real Estate Income Fund
   Class A Shares                        Contractual     2.00%      July 1, 2009      June 30, 2016
   Class B Shares                        Contractual     2.75%      July 1, 2009      June 30, 2016
   Class C Shares                        Contractual     2.75%      July 1, 2009      June 30, 2016
   Class R5 Shares                       Contractual     1.75%      July 1, 2009      June 30, 2016
   Class R6 Shares                       Contractual     1.75%   September 24, 2012   June 30, 2016
   Class Y Shares                        Contractual     1.75%      July 1, 2009      June 30, 2016

See page 17 for footnotes to Exhibit A.

                                             CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                          VOLUNTARY        LIMITATION         CURRENT LIMIT          DATE
----                                         ------------ --------------------  ------------------ -----------------
Invesco Growth and Income Fund
   Class A Shares                            Contractual                  2.00%    July 1, 2012      June 30, 2016
   Class B Shares                            Contractual                  2.75%    July 1, 2012      June 30, 2016
   Class C Shares                            Contractual                  2.75%    July 1, 2012      June 30, 2016
   Class R Shares                            Contractual                  2.25%    July 1, 2012      June 30, 2016
   Class R5 Shares                           Contractual                  1.75%    July 1, 2012      June 30, 2016
   Class R6 Shares                           Contractual                  1.75% September 24, 2012   June 30, 2016
   Class Y Shares                            Contractual                  1.75%    July 1, 2012      June 30, 2016

Invesco Low Volatility Equity Yield Fund
   Class A Shares                            Contractual                  2.00%    July 1, 2012      June 30, 2016
   Class B Shares                            Contractual                  2.75%    July 1, 2012      June 30, 2016
   Class C Shares                            Contractual                  2.75%    July 1, 2012      June 30, 2016
   Class R Shares                            Contractual                  2.25%    July 1, 2012      June 30, 2016
   Class R5 Shares                           Contractual                  1.75%    July 1, 2012      June 30, 2016
   Class Y Shares                            Contractual                  1.75%    July 1, 2012      June 30, 2016
   Investor Class Shares                     Contractual                  2.00%    July 1, 2012      June 30, 2016

Invesco Pennsylvania Tax Free Income Fund
   Class A Shares                            Contractual                  1.50%    July 1, 2012      June 30, 2016
   Class B Shares                            Contractual                  2.25%    July 1, 2012      June 30, 2016
   Class C Shares                            Contractual                  2.25%    July 1, 2012      June 30, 2016
   Class Y Shares                            Contractual                  1.25%    July 1, 2012      June 30, 2016

Invesco S&P 500 Index Fund
   Class A Shares                            Contractual                  2.00%    July 1, 2012      June 30, 2016
   Class B Shares                            Contractual                  2.75%    July 1, 2012      June 30, 2016
   Class C Shares                            Contractual                  2.75%    July 1, 2012      June 30, 2016
   Class Y Shares                            Contractual                  1.75%    July 1, 2012      June 30, 2016

Invesco Short Duration High Yield Municipal
  Fund
   Class A Shares                            Contractual                  0.79% September 30, 2015 December 31, 2016
   Class C Shares                            Contractual                  1.54% September 30, 2015 December 31, 2016
   Class R5 Shares                           Contractual                  0.54% September 30, 2015 December 31, 2016
   Class Y Shares                            Contractual                  0.54% September 30, 2015 December 31, 2016

Invesco Small Cap Discovery Fund
   Class A Shares                            Contractual                  2.00%    July 1, 2012      June 30, 2016
   Class B Shares                            Contractual                  2.75%    July 1, 2012      June 30, 2016
   Class C Shares                            Contractual                  2.75%    July 1, 2012      June 30, 2016
   Class R5 Shares                           Contractual                  1.75% September 24, 2012   June 30, 2016
   Class R6 Shares                           Contractual                  1.75% September 24, 2012   June 30, 2016
   Class Y Shares                            Contractual                  1.75%    July 1, 2012      June 30, 2016

Invesco Strategic Real Return Fund
   Class A Shares                            Contractual  0.82% less net AFFE*    April 30, 2014   December 31, 2016
   Class C Shares                            Contractual  1.57% less net AFFE*    April 30, 2014   December 31, 2016
   Class R Shares                            Contractual  1.07% less net AFFE*    April 30, 2014   December 31, 2016
   Class R5 Shares                           Contractual  0.57% less net AFFE*    April 30, 2014   December 31, 2016
   Class R6 Shares                           Contractual  0.57% less net AFFE*    April 30, 2014   December 31, 2016
   Class Y Shares                            Contractual  0.57% less net AFFE*    April 30, 2014   December 31, 2016

See page 17 for footnotes to Exhibit A.

                            AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                       VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                      ------------ ---------- ------------------ -------------
Invesco Charter Fund
   Class A Shares                         Contractual     2.00%      July 1, 2009    June 30, 2016
   Class B Shares                         Contractual     2.75%      July 1, 2009    June 30, 2016
   Class C Shares                         Contractual     2.75%      July 1, 2009    June 30, 2016
   Class R Shares                         Contractual     2.25%      July 1, 2009    June 30, 2016
   Class R5 Shares                        Contractual     1.75%      July 1, 2009    June 30, 2016
   Class R6 Shares                        Contractual     1.75%   September 24, 2012 June 30, 2016
   Class S Shares                         Contractual     1.90%   September 25, 2009 June 30, 2016
   Class Y Shares                         Contractual     1.75%      July 1, 2009    June 30, 2016

Invesco Diversified Dividend Fund
   Class A Shares                         Contractual     2.00%      July 1, 2013    June 30, 2016
   Class B Shares                         Contractual     2.75%      July 1, 2013    June 30, 2016
   Class C Shares                         Contractual     2.75%      July 1, 2013    June 30, 2016
   Class R Shares                         Contractual     2.25%      July 1, 2013    June 30, 2016
   Class R5 Shares                        Contractual     1.75%      July 1, 2013    June 30, 2016
   Class R6 Shares                        Contractual     1.75%      July 1, 2013    June 30, 2016
   Class Y Shares                         Contractual     1.75%      July 1, 2013    June 30, 2016
   Investor Class Shares                  Contractual     2.00%      July 1, 2013    June 30, 2016

Invesco Summit Fund
   Class A Shares                         Contractual     2.00%      July 1, 2009    June 30, 2016
   Class B Shares                         Contractual     2.75%      July 1, 2009    June 30, 2016
   Class C Shares                         Contractual     2.75%      July 1, 2009    June 30, 2016
   Class P Shares                         Contractual     1.85%      July 1, 2009    June 30, 2016
   Class R5 Shares                        Contractual     1.75%      July 1, 2009    June 30, 2016
   Class S Shares                         Contractual     1.90%   September 25, 2009 June 30, 2016
   Class Y Shares                         Contractual     1.75%      July 1, 2009    June 30, 2016

                              AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                       VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                      ------------ ---------- ------------------ -------------
Invesco European Small Company Fund
   Class A Shares                         Contractual     2.25%      July 1, 2009    June 30, 2016
   Class B Shares                         Contractual     3.00%      July 1, 2009    June 30, 2016
   Class C Shares                         Contractual     3.00%      July 1, 2009    June 30, 2016
   Class Y Shares                         Contractual     2.00%      July 1, 2009    June 30, 2016

Invesco Global Core Equity Fund
   Class A Shares                         Contractual     2.25%      July 1, 2013    June 30, 2016
   Class B Shares                         Contractual     3.00%      July 1, 2013    June 30, 2016
   Class C Shares                         Contractual     3.00%      July 1, 2013    June 30, 2016
   Class R Shares                         Contractual     2.50%      July 1, 2013    June 30, 2016
   Class R5 Shares                        Contractual     2.00%      July 1, 2013    June 30, 2016
   Class Y Shares                         Contractual     2.00%      July 1, 2013    June 30, 2016

Invesco International Small Company Fund
   Class A Shares                         Contractual     2.25%      July 1, 2009    June 30, 2016
   Class B Shares                         Contractual     3.00%      July 1, 2009    June 30, 2016
   Class C Shares                         Contractual     3.00%      July 1, 2009    June 30, 2016
   Class R5 Shares                        Contractual     2.00%      July 1, 2009    June 30, 2016
   Class R6 Shares                        Contractual     2.00%   September 24, 2012 June 30, 2016
   Class Y Shares                         Contractual     2.00%      July 1, 2009    June 30, 2016

See page 17 for footnotes to Exhibit A.

                                            CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF    EXPIRATION
FUND                                         VOLUNTARY        LIMITATION         CURRENT LIMIT         DATE
----                                        ------------ --------------------  ------------------ --------------
Invesco Small Cap Equity Fund
   Class A Shares                           Contractual                  2.00%    July 1, 2009    June 30, 2016
   Class B Shares                           Contractual                  2.75%    July 1, 2009    June 30, 2016
   Class C Shares                           Contractual                  2.75%    July 1, 2009    June 30, 2016
   Class R Shares                           Contractual                  2.25%    July 1, 2009    June 30, 2016
   Class R5 Shares                          Contractual                  1.75%    July 1, 2009    June 30, 2016
   Class R6 Shares                          Contractual                  1.75% September 24, 2012 June 30, 2016
   Class Y Shares                           Contractual                  1.75%    July 1, 2009    June 30, 2016

                                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                            CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF    EXPIRATION
FUND                                         VOLUNTARY        LIMITATION         CURRENT LIMIT         DATE
----                                        ------------ --------------------  ------------------ --------------
Invesco Alternative Strategies Fund
   Class A Shares                           Contractual  1.75% less net AFFE*   October 14, 2014  April 30, 2017
   Class C Shares                           Contractual  2.50% less net AFFE*   October 14, 2014  April 30, 2017
   Class R Shares                           Contractual  2.00% less net AFFE*   October 14, 2014  April 30, 2017
   Class R5 Shares                          Contractual  1.50% less net AFFE*   October 14, 2014  April 30, 2017
   Class R6 Shares                          Contractual  1.50% less net AFFE*   October 14, 2014  April 30, 2017
   Class Y Shares                           Contractual  1.50% less net AFFE*   October 14, 2014  April 30, 2017

Invesco Balanced-Risk Retirement 2020 Fund
   Class A Shares                           Contractual                  0.25%  November 4, 2009  April 30, 2017
   Class AX Shares                          Contractual                  0.25% February 12, 2010  April 30, 2017
   Class B Shares                           Contractual                  1.00%  November 4, 2009  April 30, 2017
   Class C Shares                           Contractual                  1.00%  November 4, 2009  April 30, 2017
   Class CX Shares                          Contractual                  1.00% February 12, 2010  April 30, 2017
   Class R Shares                           Contractual                  0.50%  November 4, 2009  April 30, 2017
   Class R5 Shares                          Contractual                  0.00%  November 4, 2009  April 30, 2017
   Class R6 Shares                          Contractual                  0.00% September 24, 2012 April 30, 2017
   Class RX Shares                          Contractual                  0.50% February 12, 2010  April 30, 2017
   Class Y Shares                           Contractual                  0.00%  November 4, 2009  April 30, 2017

Invesco Balanced-Risk Retirement 2030 Fund
   Class A Shares                           Contractual                  0.25%  November 4, 2009  April 30, 2017
   Class AX Shares                          Contractual                  0.25% February 12, 2010  April 30, 2017
   Class B Shares                           Contractual                  1.00%  November 4, 2009  April 30, 2017
   Class C Shares                           Contractual                  1.00%  November 4, 2009  April 30, 2017
   Class CX Shares                          Contractual                  1.00% February 12, 2010  April 30, 2017
   Class R Shares                           Contractual                  0.50%  November 4, 2009  April 30, 2017
   Class R5 Shares                          Contractual                  0.00%  November 4, 2009  April 30, 2017
   Class R6 Shares                          Contractual                  0.00% September 24, 2012 April 30, 2017
   Class RX Shares                          Contractual                  0.50% February 12, 2010  April 30, 2017
   Class Y Shares                           Contractual                  0.00%  November 4, 2009  April 30, 2017

Invesco Balanced-Risk Retirement 2040 Fund
   Class A Shares                           Contractual                  0.25%  November 4, 2009  April 30, 2017
   Class AX Shares                          Contractual                  0.25% February 12, 2010  April 30, 2017
   Class B Shares                           Contractual                  1.00%  November 4, 2009  April 30, 2017
   Class C Shares                           Contractual                  1.00%  November 4, 2009  April 30, 2017
   Class CX Shares                          Contractual                  1.00% February 12, 2010  April 30, 2017
   Class R Shares                           Contractual                  0.50%  November 4, 2009  April 30, 2017
   Class R5 Shares                          Contractual                  0.00%  November 4, 2009  April 30, 2017
   Class R6 Shares                          Contractual                  0.00% September 24, 2012 April 30, 2017
   Class RX Shares                          Contractual                  0.50% February 12, 2010  April 30, 2017
   Class Y Shares                           Contractual                  0.00%  November 4, 2009  April 30, 2017

See page 17 for footnotes to Exhibit A.


                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                             ------------ ---------- ------------------ --------------
Invesco Balanced-Risk Retirement 2050 Fund
   Class A Shares                                Contractual     0.25%    November 4, 2009  April 30, 2017
   Class AX Shares                               Contractual     0.25%   February 12, 2010  April 30, 2017
   Class B Shares                                Contractual     1.00%    November 4, 2009  April 30, 2017
   Class C Shares                                Contractual     1.00%    November 4, 2009  April 30, 2017
   Class CX Shares                               Contractual     1.00%   February 12, 2010  April 30, 2017
   Class R Shares                                Contractual     0.50%    November 4, 2009  April 30, 2017
   Class R5 Shares                               Contractual     0.00%    November 4, 2009  April 30, 2017
   Class R6 Shares                               Contractual     0.00%   September 24, 2012 April 30, 2017
   Class RX Shares                               Contractual     0.50%   February 12, 2010  April 30, 2017
   Class Y Shares                                Contractual     0.00%    November 4, 2009  April 30, 2017

Invesco Balanced-Risk Retirement Now Fund
   Class A Shares                                Contractual     0.25%    November 4, 2009  April 30, 2017
   Class AX Shares                               Contractual     0.25%   February 12, 2010  April 30, 2017
   Class B Shares                                Contractual     1.00%    November 4, 2009  April 30, 2017
   Class C Shares                                Contractual     1.00%    November 4, 2009  April 30, 2017
   Class CX Shares                               Contractual     1.00%   February 12, 2010  April 30, 2017
   Class R Shares                                Contractual     0.50%    November 4, 2009  April 30, 2017
   Class R5 Shares                               Contractual     0.00%    November 4, 2009  April 30, 2017
   Class R6 Shares                               Contractual     0.00%   September 24, 2012 April 30, 2017
   Class RX Shares                               Contractual     0.50%   February 12, 2010  April 30, 2017
   Class Y Shares                                Contractual     0.00%    November 4, 2009  April 30, 2017

Invesco Conservative Allocation Fund
   Class A Shares                                Contractual     1.50%      July 1, 2012    June 30, 2016
   Class B Shares                                Contractual     2.25%      July 1, 2012    June 30, 2016
   Class C Shares                                Contractual     2.25%      July 1, 2012    June 30, 2016
   Class R Shares                                Contractual     1.75%      July 1, 2012    June 30, 2016
   Class R5 Shares                               Contractual     1.25%      July 1, 2012    June 30, 2016
   Class S Shares                                Contractual     1.40%      July 1, 2012    June 30, 2016
   Class Y Shares                                Contractual     1.25%      July 1, 2012    June 30, 2016

Invesco Convertible Securities Fund
   Class A Shares                                Contractual     1.50%      July 1, 2012    June 30, 2016
   Class B Shares                                Contractual     2.25%      July 1, 2012    June 30, 2016
   Class C Shares                                Contractual     2.25%      July 1, 2012    June 30, 2016
   Class R5 Shares                               Contractual     1.25%      July 1, 2012    June 30, 2016
   Class R6 Shares                               Contractual     1.25%   September 24, 2012 June 30, 2016
   Class Y Shares                                Contractual     1.25%      July 1, 2012    June 30, 2016

Invesco Global Low Volatility Equity Yield Fund
   Class A Shares                                Contractual     1.46%      May 1, 2015     April 30, 2016
   Class B Shares                                Contractual     2.21%      May 1, 2015     April 30, 2016
   Class C Shares                                Contractual     2.21%      May 1, 2015     April 30, 2016
   Class R Shares                                Contractual     1.71%      May 1, 2015     April 30, 2016
   Class R5 Shares                               Contractual     1.21%      May 1, 2015     April 30, 2016
   Class Y Shares                                Contractual     1.21%      May 1, 2015     April 30, 2016

Invesco Growth Allocation Fund
   Class A Shares                                Contractual     2.00%      July 1, 2012    June 30, 2016
   Class B Shares                                Contractual     2.75%      July 1, 2012    June 30, 2016
   Class C Shares                                Contractual     2.75%      July 1, 2012    June 30, 2016
   Class R Shares                                Contractual     2.25%      July 1, 2012    June 30, 2016
   Class R5 Shares                               Contractual     1.75%      July 1, 2012    June 30, 2016
   Class S Shares                                Contractual     1.90%      July 1, 2012    June 30, 2016
   Class Y Shares                                Contractual     1.75%      July 1, 2012    June 30, 2016

See page 17 for footnotes to Exhibit A

                                       CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF    EXPIRATION
FUND                                    VOLUNTARY        LIMITATION         CURRENT LIMIT         DATE
----                                   ------------ --------------------  ------------------ --------------
Invesco Income Allocation Fund
   Class A Shares                      Contractual                  0.25%    May 1, 2012     April 30, 2017
   Class B Shares                      Contractual                  1.00%    May 1, 2012     April 30, 2017
   Class C Shares                      Contractual                  1.00%    May 1, 2012     April 30, 2017
   Class R Shares                      Contractual                  0.50%    May 1, 2012     April 30, 2017
   Class R5 Shares                     Contractual                  0.00%    May 1, 2012     April 30, 2017
   Class Y Shares                      Contractual                  0.00%    May 1, 2012     April 30, 2017

Invesco International Allocation Fund
   Class A Shares                      Contractual                  2.25%    May 1, 2012     June 30, 2016
   Class B Shares                      Contractual                  3.00%    May 1, 2012     June 30, 2016
   Class C Shares                      Contractual                  3.00%    May 1, 2012     June 30, 2016
   Class R Shares                      Contractual                  2.50%    May 1, 2012     June 30, 2016
   Class R5 Shares                     Contractual                  2.00%    May 1, 2012     June 30, 2016
   Class Y Shares                      Contractual                  2.00%    May 1, 2012     June 30, 2016

Invesco Mid Cap Core Equity Fund
   Class A Shares                      Contractual                  2.00%    July 1, 2009    June 30, 2016
   Class B Shares                      Contractual                  2.75%    July 1, 2009    June 30, 2016
   Class C Shares                      Contractual                  2.75%    July 1, 2009    June 30, 2016
   Class R Shares                      Contractual                  2.25%    July 1, 2009    June 30, 2016
   Class R5 Shares                     Contractual                  1.75%    July 1, 2009    June 30, 2016
   Class R6 Shares                     Contractual                  1.75% September 24, 2012 June 30, 2016
   Class Y Shares                      Contractual                  1.75%    July 1, 2009    June 30, 2016

Invesco Moderate Allocation Fund
   Class A Shares                      Contractual                  1.50%    July 1, 2012    June 30, 2016
   Class B Shares                      Contractual                  2.25%    July 1, 2012    June 30, 2016
   Class C Shares                      Contractual                  2.25%    July 1, 2012    June 30, 2016
   Class R Shares                      Contractual                  1.75%    July 1, 2012    June 30, 2016
   Class R5 Shares                     Contractual                  1.25%    July 1, 2012    June 30, 2016
   Class S Shares                      Contractual                  1.40%    July 1, 2012    June 30, 2016
   Class Y Shares                      Contractual                  1.25%    July 1, 2012    June 30, 2016

Invesco Multi-Asset Inflation Fund
   Class A Shares                      Contractual  1.36% less net AFFE*   October 14, 2014  April 30, 2017
   Class C Shares                      Contractual  2.11% less net AFFE*   October 14, 2014  April 30, 2017
   Class R Shares                      Contractual  1.61% less net AFFE*   October 14, 2014  April 30, 2017
   Class R5 Shares                     Contractual  1.11% less net AFFE*   October 14, 2014  April 30, 2017
   Class R6 Shares                     Contractual  1.11% less net AFFE*   October 14, 2014  April 30, 2017
   Class Y Shares                      Contractual  1.11% less net AFFE*   October 14, 2014  April 30, 2017

Invesco Small Cap Growth Fund
   Class A Shares                      Contractual                  2.00%    July 1, 2009    June 30, 2016
   Class B Shares                      Contractual                  2.75%    July 1, 2009    June 30, 2016
   Class C Shares                      Contractual                  2.75%    July 1, 2009    June 30, 2016
   Class R Shares                      Contractual                  2.25%    July 1, 2009    June 30, 2016
   Class R5 Shares                     Contractual                  1.75%    July 1, 2009    June 30, 2016
   Class R6 Shares                     Contractual                  1.75% September 24, 2012 June 30, 2016
   Class Y Shares                      Contractual                  1.75%    July 1, 2009    June 30, 2016
   Investor Class Shares               Contractual                  2.00%    July 1, 2009    June 30, 2016

Invesco U.S. Mortgage Fund
   Class A Shares                      Contractual                  1.50%    July 1, 2012    June 30, 2016
   Class B Shares                      Contractual                  2.25%    July 1, 2012    June 30, 2016
   Class C Shares                      Contractual                  2.25%    July 1, 2012    June 30, 2016
   Class R5 Shares                     Contractual                  1.25%    July 1, 2012    June 30, 2016
   Class Y Shares                      Contractual                  1.25%    July 1, 2012    June 30, 2016

See page 17 for footnotes to Exhibit A

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                            CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                        ------------ ---------- ------------------ -----------------
Invesco Asia Pacific Growth Fund
   Class A Shares                           Contractual     2.25%      July 1, 2009      June 30, 2016
   Class B Shares                           Contractual     3.00%      July 1, 2009      June 30, 2016
   Class C Shares                           Contractual     3.00%      July 1, 2009      June 30, 2016
   Class Y Shares                           Contractual     2.00%      July 1, 2009      June 30, 2016

Invesco European Growth Fund
   Class A Shares                           Contractual     2.25%      July 1, 2009      June 30, 2016
   Class B Shares                           Contractual     3.00%      July 1, 2009      June 30, 2016
   Class C Shares                           Contractual     3.00%      July 1, 2009      June 30, 2016
   Class R Shares                           Contractual     2.50%      July 1, 2009      June 30, 2016
   Class Y Shares                           Contractual     2.00%      July 1, 2009      June 30, 2016
   Investor Class Shares                    Contractual     2.25%      July 1, 2009      June 30, 2016

Invesco Global Growth Fund
   Class A Shares                           Contractual     1.31%    October 1, 2015   February 28, 2017
   Class B Shares                           Contractual     2.06%    October 1, 2015   February 28, 2017
   Class C Shares                           Contractual     2.06%    October 1, 2015   February 28, 2017
   Class R5 Shares                          Contractual     1.06%    October 1, 2015   February 28, 2017
   Class R6 Shares                          Contractual     1.06%    October 1, 2015   February 28, 2017
   Class Y Shares                           Contractual     1.06%    October 1, 2015   February 28, 2017

Invesco Global Opportunities Fund
   Class A Shares                           Contractual     1.36%     August 1, 2012   February 28, 2017
   Class C Shares                           Contractual     2.11%     August 1, 2012   February 28, 2017
   Class R Shares                           Contractual     1.61%     August 1, 2012   February 28, 2017
   Class R5 Shares                          Contractual     1.11%     August 1, 2012   February 28, 2017
   Class R6 Shares                          Contractual     1.11%   September 24, 2012 February 28, 2017
   Class Y Shares                           Contractual     1.11%     August 1, 2012   February 28, 2017

Invesco Global Small & Mid Cap Growth Fund
   Class A Shares                           Contractual     2.25%      July 1, 2009      June 30, 2016
   Class B Shares                           Contractual     3.00%      July 1, 2009      June 30, 2016
   Class C Shares                           Contractual     3.00%      July 1, 2009      June 30, 2016
   Class R5 Shares                          Contractual     2.00%      July 1, 2009      June 30, 2016
   Class Y Shares                           Contractual     2.00%      July 1, 2009      June 30, 2016

Invesco International Companies Fund
   Class A Shares                           Contractual     1.33%   December 21, 2015  February 28, 2017
   Class C Shares                           Contractual     2.08%   December 21, 2015  February 28, 2017
   Class R Shares                           Contractual     1.58%   December 21, 2015  February 28, 2017
   Class R5 Shares                          Contractual     1.08%   December 21, 2015  February 28, 2017
   Class R6 Shares                          Contractual     1.08%   December 21, 2015  February 28, 2017
   Class Y Shares                           Contractual     1.08%   December 21, 2015  February 28, 2017

Invesco International Core Equity Fund
   Class A Shares                           Contractual     2.25%      July 1, 2009      June 30, 2016
   Class B Shares                           Contractual     3.00%      July 1, 2009      June 30, 2016
   Class C Shares                           Contractual     3.00%      July 1, 2009      June 30, 2016
   Class R Shares                           Contractual     2.50%      July 1, 2009      June 30, 2016
   Class R5 Shares                          Contractual     2.00%      July 1, 2009      June 30, 2016
   Class R6 Shares                          Contractual     2.00%   September 24, 2012   June 30, 2016
   Class Y Shares                           Contractual     2.00%      July 1, 2009      June 30, 2016
   Investor Class Shares                    Contractual     2.25%      July 1, 2009      June 30, 2016

See page 17 for footnotes to Exhibit A

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                              ------------ ---------- ------------------ -----------------
Invesco International Growth Fund
   Class A Shares                                 Contractual     2.25%      July 1, 2013      June 30, 2016
   Class B Shares                                 Contractual     3.00%      July 1, 2013      June 30, 2016
   Class C Shares                                 Contractual     3.00%      July 1, 2013      June 30, 2016
   Class R Shares                                 Contractual     2.50%      July 1, 2013      June 30, 2016
   Class R5 Shares                                Contractual     2.00%      July 1, 2013      June 30, 2016
   Class R6 Shares                                Contractual     2.00%      July 1, 2013      June 30, 2016
   Class Y Shares                                 Contractual     2.00%      July 1, 2013      June 30, 2016

Invesco Select Opportunities Fund
   Class A Shares                                 Contractual     1.51%     August 1, 2012   February 28, 2017
   Class C Shares                                 Contractual     2.26%     August 1, 2012   February 28, 2017
   Class R Shares                                 Contractual     1.76%     August 1, 2012   February 28, 2017
   Class R5 Shares                                Contractual     1.26%     August 1, 2012   February 28, 2017
   Class R6 Shares                                Contractual     1.26%   September 24, 2012 February 28, 2017
   Class Y Shares                                 Contractual     1.26%     August 1, 2012   February 28, 2017

                               AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                              ------------ ---------- ------------------ -----------------
Invesco All Cap Market Neutral Fund
   Class A Shares                                 Contractual     1.62%   December 17, 2013  February 28, 2017
   Class C Shares                                 Contractual     2.37%   December 17, 2013  February 28, 2017
   Class R Shares                                 Contractual     1.87%   December 17, 2013  February 28, 2017
   Class R5 Shares                                Contractual     1.37%   December 17, 2013  February 28, 2017
   Class R6 Shares                                Contractual     1.37%   December 17, 2013  February 28, 2017
   Class Y Shares                                 Contractual     1.37%   December 17, 2013  February 28, 2017

Invesco Balanced-Risk Allocation Fund/3/
   Class A Shares                                 Contractual     2.00%      July 1, 2012      June 30, 2016
   Class B Shares                                 Contractual     2.75%      July 1, 2012      June 30, 2016
   Class C Shares                                 Contractual     2.75%      July 1, 2012      June 30, 2016
   Class R Shares                                 Contractual     2.25%      July 1, 2012      June 30, 2016
   Class R5 Shares                                Contractual     1.75%      July 1, 2012      June 30, 2016
   Class R6 Shares                                Contractual     1.75%   September 24, 2012   June 30, 2016
   Class Y Shares                                 Contractual     1.75%      July 1, 2012      June 30, 2016

Invesco Balanced-Risk Commodity Strategy Fund/4/
   Class A Shares                                 Contractual     2.00%      July 1, 2014      June 30, 2016
   Class B Shares                                 Contractual     2.75%      July 1, 2014      June 30, 2016
   Class C Shares                                 Contractual     2.75%      July 1, 2014      June 30, 2016
   Class R Shares                                 Contractual     2.25%      July 1, 2014      June 30, 2016
   Class R5 Shares                                Contractual     1.75%      July 1, 2014      June 30, 2016
   Class R6 Shares                                Contractual     1.75%      July 1, 2014      June 30, 2016
   Class Y Shares                                 Contractual     1.75%      July 1, 2014      June 30, 2016

Invesco Developing Markets Fund
   Class A Shares                                 Contractual     2.25%      July 1, 2012      June 30, 2016
   Class B Shares                                 Contractual     3.00%      July 1, 2012      June 30, 2016
   Class C Shares                                 Contractual     3.00%      July 1, 2012      June 30, 2016
   Class R5 Shares                                Contractual     2.00%      July 1, 2012      June 30, 2016
   Class R6 Shares                                Contractual     2.00%   September 24, 2012   June 30, 2016
   Class Y Shares                                 Contractual     2.00%      July 1, 2012      June 30, 2016

See page 17 for footnotes to Exhibit A


                                             CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                          VOLUNTARY        LIMITATION         CURRENT LIMIT          DATE
----                                         ------------ --------------------  ------------------ -----------------
Invesco Emerging Markets Equity Fund
   Class A Shares                            Contractual                  1.85%    May 11, 2011    February 28, 2017
   Class C Shares                            Contractual                  2.60%    May 11, 2011    February 28, 2017
   Class R Shares                            Contractual                  2.10%    May 11, 2011    February 28, 2017
   Class R5 Shares                           Contractual                  1.60%    May 11, 2011    February 28, 2017
   Class R6 Shares                           Contractual                  1.60% September 24, 2012 February 28, 2017
   Class Y Shares                            Contractual                  1.60%    May 11, 2011    February 28, 2017

Invesco Emerging Market Local Currency Debt
  Fund
   Class A Shares                            Contractual                  1.24%   June 14, 2010    February 28, 2017
   Class B Shares                            Contractual                  1.99%   June 14, 2010    February 28, 2017
   Class C Shares                            Contractual                  1.99%   June 14, 2010    February 28, 2017
   Class R Shares                            Contractual                  1.49%   June 14, 2010    February 28, 2017
   Class Y Shares                            Contractual                  0.99%   June 14, 2010    February 28, 2017
   Class R5 Shares                           Contractual                  0.99%   June 14, 2010    February 28, 2017
   Class R6 Shares                           Contractual                  0.99% September 24, 2012 February 28, 2017

Invesco Endeavor Fund
   Class A Shares                            Contractual                  2.00%    July 1, 2009      June 30, 2016
   Class B Shares                            Contractual                  2.75%    July 1, 2009      June 30, 2016
   Class C Shares                            Contractual                  2.75%    July 1, 2009      June 30, 2016
   Class R Shares                            Contractual                  2.25%    July 1, 2009      June 30, 2016
   Class R5 Shares                           Contractual                  1.75%    July 1, 2009      June 30, 2016
   Class R6 Shares                           Contractual                  1.75% September 24, 2012   June 30, 2016
   Class Y Shares                            Contractual                  1.75%    July 1, 2009      June 30, 2016

Invesco Global Health Care Fund
   Class A Shares                            Contractual                  2.00%    July 1, 2012      June 30, 2016
   Class B Shares                            Contractual                  2.75%    July 1, 2012      June 30, 2016
   Class C Shares                            Contractual                  2.75%    July 1, 2012      June 30, 2016
   Class Y Shares                            Contractual                  1.75%    July 1, 2012      June 30, 2016
   Investor Class Shares                     Contractual                  2.00%    July 1, 2012      June 30, 2016

Invesco Global Infrastructure Fund
   Class A Shares                            Contractual                  1.40%    May 2, 2014     February 28, 2017
   Class C Shares                            Contractual                  2.15%    May 2, 2014     February 28, 2017
   Class R Shares                            Contractual                  1.65%    May 2, 2014     February 28, 2017
   Class Y Shares                            Contractual                  1.15%    May 2, 2014     February 28, 2017
   Class R5 Shares                           Contractual                  1.15%    May 2, 2014     February 28, 2017
   Class R6 Shares                           Contractual                  1.15%    May 2, 2014     February 28, 2017

Invesco Global Markets Strategy Fund/5/
   Class A Shares                            Contractual  1.80% less net AFFE*  December 17, 2013  February 29, 2016
   Class C Shares                            Contractual  2.55% less net AFFE*  December 17, 2013  February 29, 2016
   Class R Shares                            Contractual  2.05% less net AFFE*  December 17, 2013  February 29, 2016
   Class R5 Shares                           Contractual  1.55% less net AFFE*  December 17, 2013  February 29, 2016
   Class R6 Shares                           Contractual  1.55% less net AFFE*  December 17, 2013  February 29, 2016
   Class Y Shares                            Contractual  1.55% less net AFFE*  December 17, 2013  February 29, 2016

Invesco Global Markets Strategy Fund/5/
   Class A Shares                            Contractual                  1.65%   March 1, 2016    February 28, 2017
   Class C Shares                            Contractual                  2.40%   March 1, 2016    February 28, 2017
   Class R Shares                            Contractual                  1.90%   March 1, 2016    February 28, 2017
   Class R5 Shares                           Contractual                  1.40%   March 1, 2016    February 28, 2017
   Class R6 Shares                           Contractual                  1.40%   March 1, 2016    February 28, 2017
   Class Y Shares                            Contractual                  1.40%   March 1, 2016    February 28, 2017

See page 17 for footnotes to Exhibit A


                                              CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                           VOLUNTARY        LIMITATION         CURRENT LIMIT          DATE
----                                          ------------ --------------------  ------------------ -----------------
Invesco Global Market Neutral Fund
   Class A Shares                             Contractual                  1.62% December 17, 2013  February 28, 2017
   Class C Shares                             Contractual                  2.37% December 17, 2013  February 28, 2017
   Class R Shares                             Contractual                  1.87% December 17, 2013  February 28, 2017
   Class R5 Shares                            Contractual                  1.37% December 17, 2013  February 28, 2017
   Class R6 Shares                            Contractual                  1.37% December 17, 2013  February 28, 2017
   Class Y Shares                             Contractual                  1.37% December 17, 2013  February 28, 2017

Invesco Global Targeted Returns Fund/6/
   Class A Shares                             Contractual  1.80% less net AFFE*  December 17, 2013  February 29, 2016
   Class C Shares                             Contractual  2.55% less net AFFE*  December 17, 2013  February 29, 2016
   Class R Shares                             Contractual  2.05% less net AFFE*  December 17, 2013  February 29, 2016
   Class R5 Shares                            Contractual  1.55% less net AFFE*  December 17, 2013  February 29, 2016
   Class R6 Shares                            Contractual  1.55% less net AFFE*  December 17, 2013  February 29, 2016
   Class Y Shares                             Contractual  1.55% less net AFFE*  December 17, 2013  February 29, 2016

Invesco Global Targeted Returns Fund/6/
   Class A Shares                             Contractual                  1.65%   March 1, 2016    February 28, 2017
   Class C Shares                             Contractual                  2.40%   March 1, 2016    February 28, 2017
   Class R Shares                             Contractual                  1.90%   March 1, 2016    February 28, 2017
   Class R5 Shares                            Contractual                  1.40%   March 1, 2016    February 28, 2017
   Class R6 Shares                            Contractual                  1.40%   March 1, 2016    February 28, 2017
   Class Y Shares                             Contractual                  1.40%   March 1, 2016    February 28, 2017

Invesco Greater China Fund
   Class A Shares                             Contractual                  2.25%    July 1, 2009      June 30, 2016
   Class B Shares                             Contractual                  3.00%    July 1, 2009      June 30, 2016
   Class C Shares                             Contractual                  3.00%    July 1, 2009      June 30, 2016
   Class R5 Shares                            Contractual                  2.00%    July 1, 2009      June 30, 2016
   Class Y Shares                             Contractual                  2.00%    July 1, 2009      June 30, 2016

Invesco International Total Return Fund
   Class A Shares                             Contractual                  1.10%   March 31, 2006   February 28, 2017
   Class B Shares                             Contractual                  1.85%   March 31, 2006   February 28, 2017
   Class C Shares                             Contractual                  1.85%   March 31, 2006   February 28, 2017
   Class R5 Shares                            Contractual                  0.85%  October 3, 2008   February 28, 2017
   Class R6 Shares                            Contractual                  0.85% September 24, 2012 February 28, 2017
   Class Y Shares                             Contractual                  0.85%   March 31, 2006   February 28, 2017

Invesco Long/Short Equity Fund
   Class A Shares                             Contractual                  1.87% December 17, 2013  February 28, 2017
   Class C Shares                             Contractual                  2.62% December 17, 2013  February 28, 2017
   Class R Shares                             Contractual                  2.12% December 17, 2013  February 28, 2017
   Class R5 Shares                            Contractual                  1.62% December 17, 2013  February 28, 2017
   Class R6 Shares                            Contractual                  1.62% December 17, 2013  February 28, 2017
   Class Y Shares                             Contractual                  1.62% December 17, 2013  February 28, 2017

Invesco Low Volatility Emerging Markets Fund
   Class A Shares                             Contractual                  1.72% December 17, 2013  February 28, 2017
   Class C Shares                             Contractual                  2.47% December 17, 2013  February 28, 2017
   Class R Shares                             Contractual                  1.97% December 17, 2013  February 28, 2017
   Class R5 Shares                            Contractual                  1.47% December 17, 2013  February 28, 2017
   Class R6 Shares                            Contractual                  1.47% December 17, 2013  February 28, 2017
   Class Y Shares                             Contractual                  1.47% December 17, 2013  February 28, 2017

Invesco MLP Fund
   Class A Shares                             Contractual                  1.50%  August 29, 2014   February 28, 2017
   Class C Shares                             Contractual                  2.25%  August 29, 2014   February 28, 2017
   Class R Shares                             Contractual                  1.75%  August 29, 2014   February 28, 2017
   Class R5 Shares                            Contractual                  1.25%  August 29, 2014   February 28, 2017
   Class R6 Shares                            Contractual                  1.25%  August 29, 2014   February 28, 2017
   Class Y Shares                             Contractual                  1.25%  August 29, 2014   February 28, 2017


See page 17 for footnotes to Exhibit A


                                         CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF    EXPIRATION
FUND                                      VOLUNTARY        LIMITATION        CURRENT LIMIT         DATE
----                                     ------------ -------------------- ----------------- -----------------
Invesco Macro International Equity Fund
   Class A Shares                        Contractual                 1.43% December 17, 2013 February 28, 2017
   Class C Shares                        Contractual                 2.18% December 17, 2013 February 28, 2017
   Class R Shares                        Contractual                 1.68% December 17, 2013 February 28, 2017
   Class R5 Shares                       Contractual                 1.18% December 17, 2013 February 28, 2017
   Class R6 Shares                       Contractual                 1.18% December 17, 2013 February 28, 2017
   Class Y Shares                        Contractual                 1.18% December 17, 2013 February 28, 2017

Invesco Macro Long/Short Fund
   Class A Shares                        Contractual                 1.87% December 17, 2013 February 28, 2017
   Class C Shares                        Contractual                 2.62% December 17, 2013 February 28, 2017
   Class R Shares                        Contractual                 2.12% December 17, 2013 February 28, 2017
   Class R5 Shares                       Contractual                 1.62% December 17, 2013 February 28, 2017
   Class R6 Shares                       Contractual                 1.62% December 17, 2013 February 28, 2017
   Class Y Shares                        Contractual                 1.62% December 17, 2013 February 28, 2017

Invesco Pacific Growth Fund
   Class A Shares                        Contractual                 2.25%   July 1, 2012      June 30, 2016
   Class B Shares                        Contractual                 3.00%   July 1, 2012      June 30, 2016
   Class C Shares                        Contractual                 3.00%   July 1, 2012      June 30, 2016
   Class R Shares                        Contractual                 2.50%   July 1, 2012      June 30, 2016
   Class R5 Shares                       Contractual                 2.00%   July 1, 2012      June 30, 2016
   Class Y Shares                        Contractual                 2.00%   July 1, 2012      June 30, 2016

Invesco Premium Income Fund
   Class A Shares                        Contractual                 1.05%   March 1, 2015   February 28, 2017
   Class C Shares                        Contractual                 1.80%   March 1, 2015   February 28, 2017
   Class R Shares                        Contractual                 1.30%   March 1, 2015   February 28, 2017
   Class R5 Shares                       Contractual                 0.80%   March 1, 2015   February 28, 2017
   Class R6 Shares                       Contractual                 0.80%   March 1, 2015   February 28, 2017
   Class Y Shares                        Contractual                 0.80%   March 1, 2015   February 28, 2017

Invesco Select Companies Fund
   Class A Shares                        Contractual                 2.00%   July 1, 2009      June 30, 2016
   Class B Shares                        Contractual                 2.75%   July 1, 2009      June 30, 2016
   Class C Shares                        Contractual                 2.75%   July 1, 2009      June 30, 2016
   Class R Shares                        Contractual                 2.25%   July 1, 2009      June 30, 2016
   Class R5 Shares                       Contractual                 1.75%   July 1, 2009      June 30, 2016
   Class Y Shares                        Contractual                 1.75%   July 1, 2009      June 30, 2016

Invesco Strategic Income Fund
   Class A Shares                        Contractual  0.85% less net AFFE*    May 2, 2014    February 28, 2017
   Class C Shares                        Contractual  1.60% less net AFFE*    May 2, 2014    February 28, 2017
   Class R Shares                        Contractual  1.10% less net AFFE*    May 2, 2014    February 28, 2017
   Class Y Shares                        Contractual  0.60% less net AFFE*    May 2, 2014    February 28, 2017
   Class R5 Shares                       Contractual  0.60% less net AFFE*    May 2, 2014    February 28, 2017
   Class R6 Shares                       Contractual  0.60% less net AFFE*    May 2, 2014    February 28, 2017

Invesco Unconstrained Bond Fund
   Class A Shares                        Contractual  1.04% less net AFFE* October 14, 2014  February 28, 2017
   Class C Shares                        Contractual  1.79% less net AFFE* October 14, 2014  February 28, 2017
   Class R Shares                        Contractual  1.29% less net AFFE* October 14, 2014  February 28, 2017
   Class Y Shares                        Contractual  0.79% less net AFFE* October 14, 2014  February 28, 2017
   Class R5 Shares                       Contractual  0.79% less net AFFE* October 14, 2014  February 28, 2017
   Class R6 Shares                       Contractual  0.79% less net AFFE* October 14, 2014  February 28, 2017

See page 17 for footnotes to Exhibit A.

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                             ------------ ---------- ------------------ -----------------
Invesco Corporate Bond Fund
   Class A Shares                                Contractual      1.50%     July 1, 2012      June 30, 2016
   Class B Shares                                Contractual      2.25%     July 1, 2012      June 30, 2016
   Class C Shares                                Contractual      2.25%     July 1, 2012      June 30, 2016
   Class R Shares                                Contractual      1.75%     July 1, 2012      June 30, 2016
   Class R5 Shares                               Contractual      1.25%     July 1, 2012      June 30, 2016
   Class R6 Shares                               Contractual      1.25%  September 24, 2012   June 30, 2016
   Class Y Shares                                Contractual      1.25%     July 1, 2012      June 30, 2016

Invesco Global Real Estate Fund
   Class A Shares                                Contractual      2.00%     July 1, 2009      June 30, 2016
   Class B Shares                                Contractual      2.75%     July 1, 2009      June 30, 2016
   Class C Shares                                Contractual      2.75%     July 1, 2009      June 30, 2016
   Class R Shares                                Contractual      2.25%     July 1, 2009      June 30, 2016
   Class R5 Shares                               Contractual      1.75%     July 1, 2009      June 30, 2016
   Class R6 Shares                               Contractual      1.75%  September 24, 2012   June 30, 2016
   Class Y Shares                                Contractual      1.75%     July 1, 2009      June 30, 2016

Invesco High Yield Fund
   Class A Shares                                Contractual      1.50%     July 1, 2013      June 30, 2016
   Class B Shares                                Contractual      2.25%     July 1, 2013      June 30, 2016
   Class C Shares                                Contractual      2.25%     July 1, 2013      June 30, 2016
   Class R5 Shares                               Contractual      1.25%     July 1, 2013      June 30, 2016
   Class R6 Shares                               Contractual      1.25%     July 1, 2013      June 30, 2016
   Class Y Shares                                Contractual      1.25%     July 1, 2013      June 30, 2016
   Investor Class Shares                         Contractual      1.50%     July 1, 2013      June 30, 2016

Invesco Limited Maturity Treasury Fund
   Class A Shares                                Contractual      1.50%     July 1, 2012      June 30, 2016
   Class A2 Shares                               Contractual      1.40%     July 1, 2012      June 30, 2016
   Class R5 Shares                               Contractual      1.25%     July 1, 2012      June 30, 2016
   Class Y Shares                                Contractual      1.25%     July 1, 2012      June 30, 2016

Invesco Short Duration Inflation Protected Fund
   Class A Shares                                Contractual      0.55%  December 31, 2015  December 31, 2016
   Class A2 Shares                               Contractual      0.45%  December 31, 2015  December 31, 2016
   Class R5 Shares                               Contractual      0.30%  December 31, 2015  December 31, 2016
   Class R6 Shares                               Contractual      0.30%  December 31, 2015  December 31, 2016
   Class Y Shares                                Contractual      0.30%  December 31, 2015  December 31, 2016

Invesco Real Estate Fund
   Class A Shares                                Contractual      2.00%     July 1, 2012      June 30, 2016
   Class B Shares                                Contractual      2.75%     July 1, 2012      June 30, 2016
   Class C Shares                                Contractual      2.75%     July 1, 2012      June 30, 2016
   Class R Shares                                Contractual      2.25%     July 1, 2012      June 30, 2016
   Class R5 Shares                               Contractual      1.75%     July 1, 2012      June 30, 2016
   Class R6 Shares                               Contractual      1.75%  September 24, 2012   June 30, 2016
   Class Y Shares                                Contractual      1.75%     July 1, 2012      June 30, 2016
   Investor Class Shares                         Contractual      2.00%     July 1, 2012      June 30, 2016

Invesco Short Term Bond Fund
   Class A Shares                                Contractual      1.40%     July 1, 2013      June 30, 2016
   Class C Shares                                Contractual   1.75%/2/     July 1, 2013      June 30, 2016
   Class R Shares                                Contractual      1.75%     July 1, 2013      June 30, 2016
   Class R5 Shares                               Contractual      1.25%     July 1, 2013      June 30, 2016
   Class R6 Shares                               Contractual      1.25%     July 1, 2013      June 30, 2016
   Class Y Shares                                Contractual      1.25%     July 1, 2013      June 30, 2016

See page 17 for footnotes to Exhibit A.

                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                  VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                 ------------ ---------- ------------------ ---------------
Invesco U.S. Government Fund
   Class A Shares                    Contractual     1.50%      July 1, 2012     June 30, 2016
   Class B Shares                    Contractual     2.25%      July 1, 2012     June 30, 2016
   Class C Shares                    Contractual     2.25%      July 1, 2012     June 30, 2016
   Class R Shares                    Contractual     1.75%      July 1, 2012     June 30, 2016
   Class R5 Shares                   Contractual     1.25%      July 1, 2012     June 30, 2016
   Class Y Shares                    Contractual     1.25%      July 1, 2012     June 30, 2016
   Investor Class Shares             Contractual     1.50%      July 1, 2012     June 30, 2016

                           AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                  VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                 ------------ ---------- ------------------ ---------------
Invesco American Value Fund
   Class A Shares                    Contractual     2.00%      July 1, 2013     June 30, 2016
   Class B Shares                    Contractual     2.75%      July 1, 2013     June 30, 2016
   Class C Shares                    Contractual     2.75%      July 1, 2013     June 30, 2016
   Class R Shares                    Contractual     2.25%      July 1, 2013     June 30, 2016
   Class R5 Shares                   Contractual     1.75%      July 1, 2013     June 30, 2016
   Class R6 Shares                   Contractual     1.75%      July 1, 2013     June 30, 2016
   Class Y Shares                    Contractual     1.75%      July 1, 2013     June 30, 2016

Invesco Comstock Fund
   Class A Shares                    Contractual     2.00%      July 1, 2012     June 30, 2016
   Class B Shares                    Contractual     2.75%      July 1, 2012     June 30, 2016
   Class C Shares                    Contractual     2.75%      July 1, 2012     June 30, 2016
   Class R Shares                    Contractual     2.25%      July 1, 2012     June 30, 2016
   Class R5 Shares                   Contractual     1.75%      July 1, 2012     June 30, 2016
   Class R6 Shares                   Contractual     1.75%   September 24, 2012  June 30, 2016
   Class Y Shares                    Contractual     1.75%      July 1, 2012     June 30, 2016

Invesco Energy Fund
   Class A Shares                    Contractual     2.00%      July 1, 2009     June 30, 2016
   Class B Shares                    Contractual     2.75%      July 1, 2009     June 30, 2016
   Class C Shares                    Contractual     2.75%      July 1, 2009     June 30, 2016
   Class R5 Shares                   Contractual     1.75%      July 1, 2009     June 30, 2016
   Class Y Shares                    Contractual     1.75%      July 1, 2009     June 30, 2016
   Investor Class Shares             Contractual     2.00%      July 1, 2009     June 30, 2016

Invesco Dividend Income Fund
   Class A Shares                    Contractual     1.14%   September 1, 2014  August 31, 2016
   Class B Shares                    Contractual     1.89%   September 1, 2014  August 31, 2016
   Class C Shares                    Contractual     1.89%   September 1, 2014  August 31, 2016
   Class R5 Shares                   Contractual     0.89%   September 1, 2014  August 31, 2016
   Class R6 Shares                   Contractual     0.89%   September 1, 2014  August 31, 2016
   Class Y Shares                    Contractual     0.89%   September 1, 2014  August 31, 2016
   Investor Class Shares             Contractual     1.14%   September 1, 2014  August 31, 2016

Invesco Gold & Precious Metals Fund
   Class A Shares                    Contractual     2.00%      July 1, 2009     June 30, 2016
   Class B Shares                    Contractual     2.75%      July 1, 2009     June 30, 2016
   Class C Shares                    Contractual     2.75%      July 1, 2009     June 30, 2016
   Class Y Shares                    Contractual     1.75%      July 1, 2009     June 30, 2016
   Investor Class Shares             Contractual     2.00%      July 1, 2009     June 30, 2016

Invesco Mid Cap Growth Fund
   Class A Shares                    Contractual     2.00%     August 1, 2015    June 30, 2016
   Class B Shares                    Contractual     2.75%     August 1, 2015    June 30, 2016
   Class C Shares                    Contractual     2.75%     August 1, 2015    June 30, 2016
   Class R Shares                    Contractual     2.25%     August 1, 2015    June 30, 2016
   Class R5 Shares                   Contractual     1.75%     August 1, 2015    June 30, 2016
   Class R6 Shares                   Contractual     1.75%     August 1, 2015    June 30, 2016
   Class Y Shares                    Contractual     1.75%     August 1, 2015    June 30, 2016

See page 17 for footnotes to Exhibit A.


                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                             ------------ ---------- ----------------- -------------
Invesco Small Cap Value Fund
   Class A Shares                                Contractual     2.00%     July 1, 2012    June 30, 2016
   Class B Shares                                Contractual     2.75%     July 1, 2012    June 30, 2016
   Class C Shares                                Contractual     2.75%     July 1, 2012    June 30, 2016
   Class Y Shares                                Contractual     1.75%     July 1, 2012    June 30, 2016

Invesco Technology Fund
   Class A Shares                                Contractual     2.00%     July 1, 2012    June 30, 2016
   Class B Shares                                Contractual     2.75%     July 1, 2012    June 30, 2016
   Class C Shares                                Contractual     2.75%     July 1, 2012    June 30, 2016
   Class R5 Shares                               Contractual     1.75%     July 1, 2012    June 30, 2016
   Class Y Shares                                Contractual     1.75%     July 1, 2012    June 30, 2016
   Investor Class Shares                         Contractual     2.00%     July 1, 2012    June 30, 2016

Invesco Technology Sector Fund
   Class A Shares                                Contractual     2.00%   February 12, 2010 June 30, 2016
   Class B Shares                                Contractual     2.75%   February 12, 2010 June 30, 2016
   Class C Shares                                Contractual     2.75%   February 12, 2010 June 30, 2016
   Class Y Shares                                Contractual     1.75%   February 12, 2010 June 30, 2016

Invesco Value Opportunities Fund
   Class A Shares                                Contractual     2.00%     July 1, 2012    June 30, 2016
   Class B Shares                                Contractual     2.75%     July 1, 2012    June 30, 2016
   Class C Shares                                Contractual     2.75%     July 1, 2012    June 30, 2016
   Class R Shares                                Contractual     2.25%     July 1, 2012    June 30, 2016
   Class R5 Shares                               Contractual     1.75%     July 1, 2012    June 30, 2016
   Class Y Shares                                Contractual     1.75%     July 1, 2012    June 30, 2016

                            AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                                 Contractual/  Expense   Effective Date of  Expiration
Fund                                              Voluntary   Limitation   Current Limit       Date
----                                             ------------ ---------- ----------------- -------------
Invesco High Yield Municipal Fund
   Class A Shares                                Contractual     1.50%     July 1, 2012    June 30, 2016
   Class B Shares                                Contractual     2.25%     July 1, 2012    June 30, 2016
   Class C Shares                                Contractual     2.25%     July 1, 2012    June 30, 2016
   Class R5 Shares                               Contractual     1.25%     July 1, 2012    June 30, 2016
   Class Y Shares                                Contractual     1.25%     July 1, 2012    June 30, 2016
Invesco Intermediate Term Municipal Income Fund
   Class A Shares                                Contractual     0.80%     July 1, 2013    June 30, 2016
   Class B Shares                                Contractual     1.55%     July 1, 2013    June 30, 2016
   Class C Shares                                Contractual     1.55%     July 1, 2013    June 30, 2016
   Class Y Shares                                Contractual     0.55%     July 1, 2013    June 30, 2016
Invesco Municipal Income Fund
   Class A Shares                                Contractual     1.50%     July 1, 2013    June 30, 2016
   Class B Shares                                Contractual     2.25%     July 1, 2013    June 30, 2016
   Class C Shares                                Contractual     2.25%     July 1, 2013    June 30, 2016
   Class Y Shares                                Contractual     1.25%     July 1, 2013    June 30, 2016
   Investor Class                                Contractual     1.50%     July 15, 2013   June 30, 2016
Invesco New York Tax Free Income Fund
   Class A Shares                                Contractual     1.50%     July 1, 2012    June 30, 2016
   Class B Shares                                Contractual     2.25%     July 1, 2012    June 30, 2016
   Class C Shares                                Contractual     2.25%     July 1, 2012    June 30, 2016
   Class Y Shares                                Contractual     1.25%     July 1, 2012    June 30, 2016
Invesco Limited Term Municiipal Income Fund
   Class A Shares                                Contractual     1.50%     July 1, 2012    June 30, 2016
   Class A2 Shares                               Contractual     1.25%     July 1, 2012    June 30, 2016
   Class C Shares                                Contractual     2.25%     June 30, 2013   June 30, 2016
   Class R5 Shares                               Contractual     1.25%     July 1, 2012    June 30, 2016
   Class Y Shares                                Contractual     1.25%     July 1, 2012    June 30, 2016

See page 17 for footnotes to Exhibit A.

                              Invesco Management Trust

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                              ------------ ---------- ----------------- -----------------
Invesco Conservative Income Fund
   Institutional Class                            Contractual     0.28%     July 1, 2014    December 31, 2016

                                          INVESCO SECURITIES TRUST

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                              ------------ ---------- ----------------- -----------------
Invesco Balanced-Risk Aggressive Allocation Fund  Contractual     1.15%   January 16, 2013  February 29, 2016

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.

/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.
/6/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.

              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                    CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                 VOLUNTARY   LIMITATION    CURRENT LIMIT         DATE
----                                ------------ ----------  ----------------- -----------------
Government & Agency Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2016
   Corporate Class                  Contractual     0.17%      July 1, 2009    December 31, 2016
   Institutional Class              Contractual     0.14%      July 1, 2009    December 31, 2016
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2016
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009    December 31, 2016
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2016
   Resource Class                   Contractual     0.30%/2/   July 1, 2009    December 31, 2016

Government TaxAdvantage Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2016
   Corporate Class                  Contractual     0.17%      July 1, 2009    December 31, 2016
   Institutional Class              Contractual     0.14%      July 1, 2009    December 31, 2016
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2016
   Private Investment Class         Contractual     0.39%/2/   July 1, 2009    December 31, 2016
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2016
   Resource Class                   Contractual     0.30%/2/   July 1, 2009    December 31, 2016

Liquid Assets Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2016
   Corporate Class                  Contractual     0.17%      July 1, 2009    December 31, 2016
   Institutional Class              Contractual     0.14%      July 1, 2009    December 31, 2016
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2016
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009    December 31, 2016
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2016
   Resource Class                   Contractual     0.34%      July 1, 2009    December 31, 2016

STIC Prime Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2016
   Corporate Class                  Contractual     0.17%      July 1, 2009    December 31, 2016
   Institutional Class              Contractual     0.14%      July 1, 2009    December 31, 2016
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2016
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009    December 31, 2016
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2016
   Resource Class                   Contractual     0.30%/2/   July 1, 2009    December 31, 2016

Tax-Free Cash Reserve Portfolio/3/
   Cash Management Class            Contractual     0.33%/2/   July 1, 2009    December 31, 2016
   Corporate Class                  Contractual     0.28%      July 1, 2009    December 31, 2016
   Institutional Class              Contractual     0.25%      July 1, 2009    December 31, 2016
   Personal Investment Class        Contractual     0.80%/2/   July 1, 2009    December 31, 2016
   Private Investment Class         Contractual     0.50%/2/   July 1, 2009    December 31, 2016
   Reserve Class                    Contractual     1.12%/2/   July 1, 2009    December 31, 2016
   Resource Class                   Contractual     0.41%/2/   July 1, 2009    December 31, 2016

Treasury Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2016
   Corporate Class                  Contractual     0.17%      July 1, 2009    December 31, 2016
   Institutional Class              Contractual     0.14%      July 1, 2009    December 31, 2016
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2016
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009    December 31, 2016
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2016
   Resource Class                   Contractual     0.30%/2/   July 1, 2009    December 31, 2016

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                               CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF   EXPIRATION
FUND                                            VOLUNTARY        LIMITATION        CURRENT LIMIT        DATE
----                                           ------------ -------------------- ----------------- --------------
Invesco V.I. American Franchise Fund
   Series I Shares                             Contractual                 2.00%   July 1, 2014    June 30, 2016
   Series II Shares                            Contractual                 2.25%   July 1, 2014    June 30, 2016

Invesco V.I. American Value Fund
   Series I Shares                             Contractual                 2.00%   July 1, 2012    June 30, 2016
   Series II Shares                            Contractual                 2.25%   July 1, 2012    June 30, 2016

Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares                             Contractual  0.80% less net AFFE*   May 1, 2014     April 30, 2017
   Series II Shares                            Contractual  1.05% less net AFFE*   May 1, 2014     April 30, 2017

Invesco V.I. Comstock Fund
   Series I Shares                             Contractual                 0.78%   May 1, 2013     April 30, 2017
   Series II Shares                            Contractual                 1.03%   May 1, 2013     April 30, 2017

Invesco V.I. Core Equity Fund
   Series I Shares                             Contractual                 2.00%   May 1, 2013     June 30, 2016
   Series II Shares                            Contractual                 2.25%   May 1, 2013     June 30, 2016

Invesco V.I. Core Plus Bond Fund
   Series I Shares                             Contractual                 0.61%  April 30, 2015   April 30, 2017
   Series II Shares                            Contractual                 0.86%  April 30, 2015   April 30, 2017

Invesco V.I. Diversified Dividend Fund
   Series I Shares                             Contractual                 2.00%   May 1, 2013     June 30, 2016
   Series II Shares                            Contractual                 2.25%   May 1, 2013     June 30, 2016

Invesco V.I. Equally-Weighted S&P 500 Fund
   Series I Shares                             Contractual                 2.00%   July 1, 2012    June 30, 2016
   Series II Shares                            Contractual                 2.25%   July 1, 2012    June 30, 2016

Invesco V.I. Equity and Income Fund
   Series I Shares                             Contractual                 1.50%   July 1, 2012    June 30, 2016
   Series II Shares                            Contractual                 1.75%   July 1, 2012    June 30, 2016

Invesco V.I. Global Core Equity Fund
   Series I Shares                             Contractual                 2.25%   July 1, 2012    June 30, 2016
   Series II Shares                            Contractual                 2.50%   July 1, 2012    June 30, 2016

Invesco V.I. Global Health Care Fund
   Series I Shares                             Contractual                 2.00%   May 1, 2013     June 30, 2016
   Series II Shares                            Contractual                 2.25%   May 1, 2013     June 30, 2016

Invesco V.I. Global Real Estate Fund
   Series I Shares                             Contractual                 2.00%   May 1, 2013     June 30, 2016
   Series II Shares                            Contractual                 2.25%   May 1, 2013     June 30, 2016

/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                     ------------ ---------- ----------------- --------------
Invesco V.I. Government Securities Fund
   Series I Shares                       Contractual    1.50%      May 1, 2013     June 30, 2016
   Series II Shares                      Contractual    1.75%      May 1, 2013     June 30, 2016

Invesco V.I. Growth and Income Fund
   Series I Shares                       Contractual    0.78%      May 1, 2013     April 30, 2017
   Series II Shares                      Contractual    1.03%      May 1, 2013     April 30, 2017

Invesco V.I. High Yield Fund
   Series I Shares                       Contractual    1.50%      May 1, 2014     June 30, 2016
   Series II Shares                      Contractual    1.75%      May 1, 2014     June 30, 2016

Invesco V.I. International Growth Fund
   Series I Shares                       Contractual    2.25%      July 1, 2012    June 30, 2016
   Series II Shares                      Contractual    2.50%      July 1, 2012    June 30, 2016

Invesco V.I. Managed Volatility Fund
   Series I Shares                       Contractual    2.00%      May 1, 2015     June 30, 2016
   Series II Shares                      Contractual    2.25%      May 1, 2015     June 30, 2016

Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                       Contractual    2.00%      May 1, 2013     June 30, 2016
   Series II Shares                      Contractual    2.25%      May 1, 2013     June 30, 2016

Invesco V.I. Mid Cap Growth Fund
   Series I Shares                       Contractual    2.00%      July 1, 2014    June 30, 2016
   Series II Shares                      Contractual    2.25%      July 1, 2014    June 30, 2016

Invesco V.I. Money Market Fund
   Series I Shares                       Contractual    1.50%      May 1, 2013     June 30, 2016
   Series II Shares                      Contractual    1.75%      May 1, 2013     June 30, 2016

Invesco V.I. S&P 500 Index Fund
   Series I Shares                       Contractual    2.00%      July 1, 2012    June 30, 2016
   Series II Shares                      Contractual    2.25%      July 1, 2012    June 30, 2016

Invesco V.I. Small Cap Equity Fund
   Series I Shares                       Contractual    2.00%      May 1, 2013     June 30, 2016
   Series II Shares                      Contractual    2.25%      May 1, 2013     June 30, 2016

Invesco V.I. Technology Fund
   Series I Shares                       Contractual    2.00%      May 1, 2013     June 30, 2016
   Series II Shares                      Contractual    2.25%      May 1, 2013     June 30, 2016

Invesco V.I. Value Opportunities Fund
   Series I Shares                       Contractual    2.00%      May 1, 2013     June 30, 2016
   Series II Shares                      Contractual    2.25%      May 1, 2013     June 30, 2016

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.

                        EXHIBIT "D" - CLOSED-END FUNDS

                INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST

                            CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT
FUND                         VOLUNTARY   LIMITATION   CURRENT LIMIT    END DATE
----                        ------------ ---------- ----------------- ----------
Invesco California Value
  Municipal Income Trust     Voluntary      0.73%       July 1, 2015     N/A

                      INVESCO MUNICIPAL OPPORTUNITY TRUST

                            CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT
FUND                         VOLUNTARY   LIMITATION   CURRENT LIMIT    END DATE
----                        ------------ ---------- ----------------- ----------
Invesco Municipal
  Opportunity Trust          Voluntary      0.89%   November 1, 2014     N/A

                    INVESCO QUALITY MUNICIPAL INCOME TRUST

                            CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT
FUND                         VOLUNTARY   LIMITATION   CURRENT LIMIT    END DATE
----                        ------------ ---------- ----------------- ----------
Invesco Quality Municipal
  Income Trust               Voluntary      0.50%   October 15, 2012     N/A

            INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

                            CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT
FUND                         VOLUNTARY   LIMITATION   CURRENT LIMIT    END DATE
----                        ------------ ---------- ----------------- ----------
Invesco Trust for
  Investment Grade New
  York Municipals            Voluntary      0.69%    August 27, 2012     N/A

                                                               Sub-Item 77Q1(e)

                                AMENDMENT NO. 8

                                      TO

                             SUB-ADVISORY CONTRACT

   This Amendment dated as of September 30, 2015, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to add Invesco Short Duration High Yield Municipal Fund, a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the "Fund");

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to add the Fund to the Contract as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST"), AIM Growth Series (Invesco Growth Series) ("AGS"), AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF"), Invesco Management Trust ("IMT") and Invesco Securities Trust ("IST") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Short Duration High Yield Municipal Fund and Invesco Strategic Real Return (series portfolios of
       ACST), Invesco Alternative Strategies Fund and Invesco Multi-Asset Inflation Fund (series portfolios of AGS), Invesco Premium Income Fund, Invesco Global Markets Strategy Fund, Invesco Macro International Equity Fund, Invesco Macro Long/Short Fund, Invesco Global Market Neutral Fund, Invesco Global Targeted Returns Fund, Invesco Low Volatility Emerging Markets Fund, Invesco All Cap Market Neutral Fund, Invesco Long/Short Equity Fund, Invesco Global Infrastructure Fund, Invesco MLP Fund, Invesco Strategic Income Fund and Invesco Unconstrained Bond Fund (series portfolios of AIF), the Invesco Global Opportunities Fund and the Invesco Select Opportunities Fund (series portfolios of AIMF), Invesco Balanced-Risk Aggressive Allocation Fund (a series portfolio of
       IST) and the Invesco Conservative Income Fund (a series portfolio of
       IMT) (collectively, the "Funds"); and

    2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:  /S/ JOHN M. ZERR
     --------------------------
NAME: JOHN M. ZERR
TITLE: SENIOR VICE PRESIDENT

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:  /S/ ANDREW SCHLOSSBERG
     --------------------------
NAME: ANDREW SCHLOSSBERG
TITLE: MANAGING DIRECTOR OF US
STRATEGY AND MARKETING

                                                               Sub-Item 77Q1(e)

                                AMENDMENT NO. 9

                                      TO

                             SUB-ADVISORY CONTRACT

    This Amendment dated as of December 21, 2015, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

    WHEREAS, the parties agree to amend the Contract to add Invesco International Companies Fund, a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the "Fund");

    NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to add the Fund to the Contract as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST"), AIM Growth Series (Invesco Growth Series) ("AGS"), AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF"), Invesco Management Trust ("IMT") and Invesco Securities Trust ("IST") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Short Duration High Yield Municipal Fund and Invesco Strategic Real Return (series portfolios of
       ACST), Invesco Alternative Strategies Fund and Invesco Multi-Asset Inflation Fund (series portfolios of AGS), Invesco Premium Income Fund, Invesco Global Markets Strategy Fund, Invesco Macro International Equity Fund, Invesco Macro Long/Short Fund, Invesco Global Market Neutral Fund, Invesco Global Targeted Returns Fund, Invesco Low Volatility Emerging Markets Fund, Invesco All Cap Market Neutral Fund, Invesco Long/Short Equity Fund, Invesco Global Infrastructure Fund, Invesco MLP Fund, Invesco Strategic Income Fund and Invesco Unconstrained Bond Fund (series portfolios of AIF), the Invesco Global Opportunities Fund, Invesco International Companies Fund and the Invesco Select Opportunities Fund (series portfolios of AIMF), Invesco Balanced-Risk Aggressive Allocation Fund (a series portfolio of IST) and the Invesco Conservative Income Fund (a series portfolio of IMT) (collectively, the "Funds"); and

    2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:  /S/ JOHN M. ZERR
     --------------------------
NAME: JOHN M. ZERR
TITLE: SENIOR VICE PRESIDENT

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:  /S/ ANDREW SCHLOSSBERG
     --------------------------
NAME: ANDREW SCHLOSSBERG
TITLE: MANAGING DIRECTOR OF US
STRATEGY AND MARKETING